UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2017

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

140 New Montgomery Street, 9th Floor
San Francisco, CA 94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 10, 2017, pursuant to the terms of a Unit Purchase Agreement, dated as of August 3, 2017 (the “Purchase Agreement”), by and among Yelp Inc. (the “Company”), Eat24, LLC (“Eat24”), a wholly owned subsidiary of the Company, Grubhub Inc. (“Grubhub”) and Grubhub Holdings Inc. (“Purchaser”), a wholly owned subsidiary of Grubhub, the Company completed its sale of all of the outstanding equity interests in Eat24 to the Purchaser (the “Disposition”). Immediately prior to the closing of the Disposition, the Company transferred certain assets to Eat24, which consisted of assets that are material to or necessary for the operation of the Eat24 business that were not then owned by Eat24. The Company received approximately $251.7 million in cash at closing; the Purchaser paid the remaining $28.75 million of the purchase price into an escrow account, which will be held for an 18-month period after closing to secure the Purchaser's rights of indemnification under the Purchase Agreement. The purchase price remains subject to certain customary post-closing adjustments pursuant to the Purchase Agreement.

The foregoing description of the Disposition and the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement was filed as Exhibit 2.3 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission ("SEC") on August 9, 2017, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Unaudited Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016 giving effect to the Disposition, as well as the Company’s previously reported acquisitions of Nowait, Inc. and Turnstyle Analytics Inc. in accordance with SEC regulations, are filed as Exhibit 99.1 hereto.

(d) Exhibits.

Exhibit Number	Description
2.1*	Unit Purchase Agreement, dated as of August 3, 2017, by and among Yelp Inc., Eat24, LLC, Grubhub Inc. and Grubhub Holdings Inc.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the Six Months Ended June 30, 2017 and for the Year Ended December 31, 2016.

*	Incorporated by reference to Exhibit 2.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2017	YELP INC.

	By:	/s/ Charles Baker
Charles Baker
Chief Financial Officer